SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2003

HOTELS.COM

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-29575 (Commission File Number)	75-2817683 (IRS Employer Identification No.)

8140 Walnut Hill Lane, Suite 800, Dallas, TX (Address of principal executive offices)	75231 (Zip Code)

Registrant’s telephone number, including area code: (214) 361-7311

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release dated February 5, 2003

Item 9. Regulation FD Disclosure.

     On February 5, 2003, Hotels.com issued a press release with respect to the results for the quarter and year ended December 31, 2002. A copy of the press release, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOTELS.COM

By:	/s/ Gregory S. Porter Gregory S. Porter General Counsel and Secretary

Dated: February 5, 2003

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Hotels.com dated February 5, 2003.

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